Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

March 31, 2014

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

March 31, 2014

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.66 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2014, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2014 RESULTS

New York, NY - Thursday, May 8, 2014 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2014.

First Quarter 2014 Highlights

•	Company Funds From Operations, as adjusted (“Company FFO, as adjusted”), grew 12% to $0.28 per diluted common share.
•	Closed property acquisitions of $79.6 million.
•	Entered into an agreement for a four building build-to-suit project for $166.2 million.
•	Invested $62.2 million in on-going build-to-suit projects and loan investments.
•	Committed to acquire a newly built office property for $40.0 million.
•	Executed 1.7 million square feet of new and extended leases with overall portfolio 97.2% leased.
•	Repaid $19.5 million of secured debt with an interest rate of 6.2%.

Recent Highlights

•	Sold four office properties for an aggregate price of $41.1 million, retiring $18.6 million of secured debt.
•	Financed an office property for $27.8 million for five years at a fixed interest rate of 2.2%.
•	Executed 0.7 million square feet of new and extended leases for vacant or 2014 lease expirations.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “Our first quarter was characterized by strong leasing and investment activity and our per share company funds from operations, as adjusted, increased by 12% compared to the same period last year. Subsequent to quarter end, we continued to execute on our leasing opportunities and have made good progress on our capital recycling program with four office properties sold for $41.1 million.”

FINANCIAL RESULTS

Revenues

For the quarter ended March 31, 2014, total gross revenues were $112.2 million, compared with total gross revenues of $92.7 million for the quarter ended March 31, 2013. The increase is primarily due to property acquisitions.

3

Company FFO, As Adjusted

For the quarter ended March 31, 2014, Lexington generated Company FFO, as adjusted, of $66.4 million, or $0.28 per diluted share, compared to Company FFO, as adjusted, for the quarter ended March 31, 2013 of $51.9 million, or $0.25 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income (loss) attributable to Lexington Realty Trust shareholders is included later in this press release.

Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended March 31, 2014 of $0.165 per common share/unit, which was paid on April 15, 2014 to common shareholders/unitholders of record as of March 31, 2014, and a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which will be paid on May 15, 2014 to Series C Preferred Shareholders of record as of April 30, 2014.

Net Loss Attributable to Common Shareholders

For the quarter ended March 31, 2014, net loss attributable to common shareholders was $(0.8) million, or $(–) per diluted share, compared with a net loss attributable to common shareholders for the quarter ended March 31, 2013 of $(7.3) million, or $(0.04) per diluted share.

OPERATING ACTIVITIES

Investment Activity

Acquisitions and Completed Build-to-Suit Transactions

				Initial
			Initial	Annualized	Initial
		Property	Basis	Cash Rent	Cash	GAAP	Lease
Tenant	Location	Type	($000)	($000)	Yield	Yield	Expiration
Easton-Bell Sports, Inc.	Rantoul, IL	Industrial	$41,277	$3,407	8.3%	10.0%	10/2033
Encana Oil and Gas (U.S.A.), Inc.	Parachute, CO	Office	13,928	1,016	7.3%	9.2%	10/2032
Physicians Choice Laboratory Services, LLC	Rock Hill, SC	Office	24,350	1,726	7.1%	9.0%	03/2034
			$79,555	$6,149	7.7%	9.6%

On-going Build-to-Suit Projects

				Maximum	GAAP
				Commitment/	Investment
			Lease	Estimated	Balance as of	Estimated
		Property	Term	Completion Cost	3/31/2014	Completion
Location	Sq. Ft	Type	(Years)	($000)	($000)	Date
Bingen, WA	124,000	Industrial	12	$18,898	$11,137	2Q 14
Las Vegas, NV	180,000	Industrial	20	29,585	24,265	3Q 14
Richmond, VA	279,000	Office	15	98,644	23,316	3Q 15
Lake Jackson, TX	664,000	Office/R&D	20	166,164	20,084	4Q 16
	1,247,000			$313,291	$78,802

4

Forward Commitments

		Estimated
		Acquisition	Estimated	Estimated	Estimated	Lease
	Property	Cost	Completion	Initial	GAAP	Term
Location	Type	($000)	Date	Cash Yield	Yield	(Years)
Lewisburg, TN	Industrial	$13,320	2Q 14	9.0%	9.7%	12
Auburn Hills, MI	Office	40,025	1Q 15	7.9%	9.0%	14
		$53,345		8.2%	9.2%

Capital Recycling

Dispositions

			Gross Sale	Annualized
			Price	NOI	Month of
Tenant	Location	Property Type	($000)	($000)	Disposition
Vacant	Moncks Corners, SC	Retail	$350	$—	Mar-14

Leasing

During the first quarter of 2014, Lexington executed 28 new and extended leases for 1.7 million square feet and ended the quarter with its overall portfolio 97.2% leased.

Lease Extensions

			Prior	Lease
	Location		Term	Expiration Date	Sq. Ft.
	Office
1-5	Honolulu	HI	2014	2015-2019	16,633
6	Hampton	VA	12/2014	12/2019	100,632
7	Westlake	TX	12/2016	11/2024	77,906
7	Total office lease extensions				195,171
	Industrial
1	Jacksonville	FL	01/2014	01/2017	168,800
2	Crossville	TN	09/2016	09/2026	222,200
3	North Berwick	ME	04/2019	04/2024	972,625
3	Total industrial lease extensions				1,363,625
10	Total lease extensions				1,558,796

New Leases

			Lease
	Location		Expiration Date	Sq. Ft.
	Office
1-11	Honolulu	HI	2014-2016	2,542
12-14	Palm Beach Gardens	FL	2020-2023	54,147
15	Arlington	TX	02/2025	13,590
16	Rockaway	NJ	03/2026	60,258
16	Total office new leases			130,537
	Industrial
1-2	Antioch	TN	2014-2015	15,220
2	Total industrial new leases			15,220
18	Total new leases			145,757

28	TOTAL NEW AND EXTENDED LEASES			1,704,553

5

CAPITAL MARKETS

Capital Activities and Balance Sheet Update

During the first quarter of 2014, Lexington borrowed the remaining $99.0 million available under its five-year unsecured term loan facility and swapped the LIBOR component of such borrowing for a current fixed interest rate of 2.51%.

Lexington also repaid $19.5 million of secured debt which had an interest rate of 6.2%.

Lexington also converted approximately $2.8 million original principal amount 6.00% Convertible Guaranteed Notes due 2030 for 414,637 common shares and a cash payment of $62 thousand, reducing the outstanding balance of this issuance to $26.2 million.

Subsequent to March 31, 2014, Lexington financed its office property in Columbus, Indiana with a $27.8 million non-recourse secured mortgage loan. The loan bears interest at a fixed rate of 2.2% and matures in 2019.

2014 EARNINGS GUIDANCE

Lexington affirms its estimate that its Company FFO, as adjusted, guidance will be an expected range of $1.11 to $1.15 per diluted share for the year ended December 31, 2014. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FIRST QUARTER 2014 CONFERENCE CALL

Lexington will host a conference call today, Thursday, May 8, 2014, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2014. Interested parties may participate in this conference call by dialing (888) 505-4378 or (719) 325-2291. A replay of the call will be available through May 22, 2014, at (877) 870-5176 or (858) 384-5517, pin: 9567050. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

6

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.66 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2014, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

7

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended March 31,
	2014	2013
Gross revenues:
Rental	$103,390	$85,022
Advisory and incentive fees	122	174
Tenant reimbursements	8,687	7,483
Total gross revenues	112,199	92,679
Expense applicable to revenues:
Depreciation and amortization	(41,330)	(42,337)
Property operating	(17,147)	(14,608)
General and administrative	(8,041)	(7,151)
Non-operating income	2,951	1,860
Interest and amortization expense	(24,722)	(23,223)
Debt satisfaction charges, net	(3,304)	(10,703)
Impairment charges	(16,400)	(2,413)
Income (loss) before provision for income taxes, equity in earnings of non-consolidated entities and discontinued operations	4,206	(5,896)
Provision for income taxes	(608)	(397)
Equity in earnings of non-consolidated entities	281	135
Income (loss) from continuing operations	3,879	(6,158)
Discontinued operations:
Income from discontinued operations	244	1,133
Provision for income taxes	—	(10)
Debt satisfaction gains, net	—	10,256
Impairment charges	(2,309)	(7,344)
Total discontinued operations	(2,065)	4,035
Net income (loss)	1,814	(2,123)
Less net income attributable to noncontrolling interests	(928)	(497)
Net income (loss) attributable to Lexington Realty Trust shareholders	886	(2,620)
Dividends attributable to preferred shares – Series C	(1,572)	(1,572)
Dividends attributable to preferred shares – Series D	—	(2,926)
Allocation to participating securities	(153)	(177)
Net loss attributable to common shareholders	$(839)	$(7,295)
Income (loss) per common share – basic:
Income (loss) from continuing operations	$0.01	$(0.06)
Income (loss) from discontinued operations	(0.01)	0.02
Net loss attributable to common shareholders	$—	$(0.04)
Weighted-average common shares outstanding – basic	227,156,690	189,232,274
Income (loss) per common share – diluted:
Income (loss) from continuing operations	$0.01	$(0.06)
Income (loss) from discontinued operations	(0.01)	0.02
Net loss attributable to common shareholders	$—	$(0.04)
Weighted-average common shares outstanding – diluted	227,691,281	189,232,274
Amounts attributable to common shareholders:
Income (loss) from continuing operations	$1,226	$(11,340)
Income (loss) from discontinued operations	(2,065)	4,045
Net loss attributable to common shareholders	$(839)	$(7,295)

8

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

		December 31,
	March 31, 2014	2013
Assets:
Real estate, at cost	$3,805,066	$3,812,294
Real estate - intangible assets	760,590	762,157
Investments in real estate under construction	79,940	74,350
	4,645,596	4,648,801
Less: accumulated depreciation and amortization	1,229,777	1,223,381
Real estate, net	3,415,819	3,425,420
Assets held for sale	36,878	—
Cash and cash equivalents	46,050	77,261
Restricted cash	20,754	19,953
Investment in and advances to non-consolidated entities	17,896	18,442
Deferred expenses, net	67,515	66,827
Loans receivable, net	120,798	99,443
Rent receivable – current	9,169	10,087
Rent receivable – deferred	28,578	19,473
Other assets	37,718	35,375
Total assets	$3,801,175	$3,772,281

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,145,212	$1,197,489
Credit facility borrowings	42,000	48,000
Term loans payable	505,000	406,000
Senior notes payable	247,768	247,707
Convertible notes payable	24,942	27,491
Trust preferred securities	129,120	129,120
Dividends payable	40,397	40,018
Liabilities held for sale	19,204	—
Accounts payable and other liabilities	33,423	39,642
Accrued interest payable	10,747	9,627
Deferred revenue - including below market leases, net	67,899	69,667
Prepaid rent	27,212	18,037
Total liabilities	2,292,924	2,232,798

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 229,727,737 and 228,663,022 shares issued and outstanding in 2014 and 2013, respectively	23	23
Additional paid-in-capital	2,726,637	2,717,787
Accumulated distributions in excess of net income	(1,339,118)	(1,300,527)
Accumulated other comprehensive income	3,927	4,439
Total shareholders’ equity	1,485,485	1,515,738
Noncontrolling interests	22,766	23,745
Total equity	1,508,251	1,539,483
Total liabilities and equity	$3,801,175	$3,772,281

9

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended
	March 31,
	2014	2013
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$1,226	$(11,340)
Income (loss) from discontinued operations attributable to common shareholders	(2,065)	4,045
Net loss attributable to common shareholders	$(839)	$(7,295)

Weighted-average number of common shares outstanding	227,156,690	189,232,274

Income (loss) per common share:
Income (loss) from continuing operations	$0.01	$(0.06)
Income (loss) from discontinued operations	(0.01)	0.02
Net loss attributable to common shareholders	$—	$(0.04)

Diluted:
Income (loss) from continuing operations attributable to common shareholders - basic	$1,226	$(11,340)
Impact of assumed conversions:
Share options	—	—
Income (loss) from continuing operations attributable to common shareholders	1,226	(11,340)
Income (loss) from discontinued operations attributable to common shareholders - basic	(2,065)	4,045
Impact of assumed conversions:
Share options	—	—
Income (loss) from discontinued operations attributable to common shareholders	(2,065)	4,045
Net loss attributable to common shareholders	$(839)	$(7,295)

Weighted-average common shares outstanding - basic	227,156,690	189,232,274
Effect of dilutive securities:
Share options	534,591	—
Weighted-average common shares outstanding	227,691,281	189,232,274

Income (loss) per common share:
Income (loss) from continuing operations	$0.01	$(0.06)
Income (loss) from discontinued operations	(0.01)	0.02
Net loss attributable to common shareholders	$—	$(0.04)

10

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended
	March 31,
	2014	2013
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to Lexington Realty Trust shareholders	$886	$(2,620)
Adjustments:
Depreciation and amortization	39,939	43,956
Impairment charges - real estate	18,709	9,757
Noncontrolling interests - OP units	581	247
Amortization of leasing commissions	1,454	1,328
Joint venture and noncontrolling interest adjustment	633	576
Preferred dividends - Series D	—	(2,926)
Interest and amortization on 6.00% Convertible Guaranteed Notes	579	1,064
Reported Company FFO	62,781	51,382
Debt satisfaction charges, net	3,304	447
Other	312	119
Company FFO, as adjusted	66,397	51,948

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(577)	6,223
Lease incentives	437	256
Amortization of below/above market leases	264	48
Non-cash interest, net	(1,152)	(315)
Non-cash charges, net	2,301	1,581
Tenant improvements	(2,419)	(14,674)
Lease costs	(3,985)	(2,794)
Reported Company Funds Available for Distribution	$61,266	$42,273

Per Share Amounts
Basic:
Reported Company FFO	$0.26	$0.25
Company FFO, as adjusted	$0.28	$0.25
Company FAD	$0.26	$0.21

Diluted:
Reported Company FFO	$0.26	$0.25
Company FFO, as adjusted	$0.28	$0.25
Company FAD	$0.25	$0.20

11

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended
	March 31,
	2014	2013
Basic:
Weighted-average common shares outstanding - EPS basic	227,156,690	189,232,274
6.00% Convertible Guaranteed Notes	4,214,636	7,496,530
Non-vested share-based payment awards	122,143	412,914
Operating Partnership Units	3,880,905	4,218,813
Preferred Shares - Series C	4,710,570	4,710,570
Weighted-average common shares outstanding - basic	240,084,944	206,071,101

Diluted:
Weighted-average common shares outstanding - basic	240,084,944	206,071,101
Options - Incremental shares	534,591	1,040,240
Weighted-average common shares outstanding - diluted	240,619,535	207,111,341

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes due 2030 because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

12

LEXINGTON REALTY TRUST

2014 First Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS

	Tenants (Guarantors)	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
1	Easton-Bell Sports, Inc.	Rantoul	IL	Industrial	$41,277	$3,407	8.3%	10.0%	10/31/2033
2	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	Parachute	CO	Office	$13,928	$1,016	7.3%	9.2%	10/31/2032
3	Physicians Choice Laboratory Services, LLC	Rock Hill	SC	Office	$24,350	$1,726	7.1%	9.0%	3/31/2034

3	TOTAL PROPERTY INVESTMENTS				$79,555	$6,149	7.7%	9.6%

	CAPITAL RECYCLING

	PROPERTY DISPOSITIONS

	Tenants	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Vacant	Moncks Corner	SC	Retail	$350	$-	March

1	TOTAL PROPERTY DISPOSITIONS				$350	$-

13

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

3/31/2014

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE (1)

	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 3/31/14 ($000)(2)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q2 2014	Q3 2014	Q4 2014	Q1 2015
1	Bingen	WA	124,000	12	$18,898	$11,137	$7,568	$-	$-	$-	2Q 14
2	Las Vegas	NV	180,000	20	$29,585	$24,265	$4,680	$-	$-	$-	3Q 14
3	Richmond	VA	279,000	15	$98,644	$23,316	$12,063	$13,307	$12,556	$14,928	3Q 15
4	Lake Jackson	TX	664,000	20	$166,164	$20,084	$14,025	$14,025	$14,025	$14,025	4Q 16

4	TOTAL BUILD-TO-SUIT PROJECTS				$313,291	$78,802	$38,336	$27,332	$26,581	$28,953

FORWARD COMMITMENTS (1)

	Tenants	Location		Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	Calsonic Kansei North America, Inc. (3)	Lewisburg	TN	Industrial	$13,320	2Q 14	9.0%	9.7%	12 yrs
2	Faurecia USA Holdings, Inc. (4)	Auburn Hills	MI	Office	$40,025	1Q 15	7.9%	9.0%	14 yrs

2	TOTAL FORWARD COMMITMENTS				$53,345		8.2%	9.2%

BUILD-TO-SUIT NOI (5)

	2011	2012	2013	1Q 2014
Net operating income ($000)	$1,156	$5,268	$11,920	$3,914

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $81,814
(3)	Lexington funded a $638 deposit.
(4)	Lexington funded a $500 deposit and $2.5 million letter of credit.
(5)	Net operating income generated from completed build-to-suit projects funded by Lexington beginning in 2010.

14

LEXINGTON REALTY TRUST

2014 First Quarter Financing Summary

DEBT RETIRED

	Face / Satisfaction ($000)	Rate	Maturity Date
Rockford, IL	$6,412	6.21%	08/2016
Statesville, NC	$13,103	6.21%	08/2016
6% Convertible Notes	$2,805	6.00%	01/2017
TOTAL	$22,320

CORPORATE LEVEL FINANCING

	Face ($000)	Rate	Maturity Date
Term Loan Draw	$99,000	2.51%	02/2018

15

LEXINGTON REALTY TRUST

2014 First Quarter Financing Summary

LEASE EXTENSIONS

	Tenants	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office			2014 Extensions
1-5	Various	Honolulu	HI	2014	2015-2019	16,633	$269	$271	$269	$271
6	Nextel Communications of the Mid-Atlantic, Inc.	Hampton	VA	12/2014	12/2019	100,632	$986	$1,331	$1,006	$1,242
				2016 Extension
7	TD Auto Finance LLC	Westlake	TX	12/2016	11/2024	77,906	$1,667	$1,539	$1,873	$1,593
.
7	Total office lease extensions					195,171	$2,922	$3,141	$3,148	$3,106

	Industrial			2014 Extension
1	Wagner Industries, Inc. (2)	Jacksonville	FL	01/2014	01/2017	168,800	$380	$309	$380	$309
				2016 Extension
2	Dana Commercial Vehicle Products, LLC	Crossville	TN	09/2016	09/2026	222,200	$578	$685	$578	$685
				2019 Extension
3	United Technologies Corporation	North Berwick	ME	04/2019	04/2024	972,625	$1,200	$1,535	$1,371	$1,535

3	Total industrial lease extensions					1,363,625	$2,158	$2,529	$2,329	$2,529
				`
10	TOTAL EXTENDED LEASES					1,558,796	$5,080	$5,670	$5,477	$5,635

NEW LEASES

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office
1-11	Various	Honolulu	HI	2014-2016	2,542	$33	$33
12-14	Various	Palm Beach Gardens	FL	2020-2023	54,147	$486	$457
15	Infotech Enterprises America, Inc. (Infotech Enterprises Limited)	Arlington	TX	02/2025	13,590	$20	$20
16	Atlantic Health System, Inc. (3)	Rockaway	NJ	03/2026	60,258	$979	$735

16	Total office new leases				130,537	$1,518	$1,245

	Industrial
1-2	Various	Antioch	TN	2014-2015	15,220	$73	$73

2	Total industrial new leases				15,220	$73	$73

18	TOTAL NEW LEASES				145,757	$1,591	$1,318

28	TOTAL NEW AND EXTENDED LEASES				1,704,553	$6,671	$6,795

16

LEXINGTON REALTY TRUST

2014 First Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS (4) / TERMINATIONS

	Tenants (Guarantors)	Location		Lease Expiration / Termination Date	Sq. Ft.	2014 Cash Rent (5) ($000)	2014 GAAP Rent (5) ($000)
	Office
1	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	Chicago	IL	03/2014	210,204	$859	$1,077
2	TD Auto Finance LLC (6)	Westlake	TX	12/2016	52,384	$-	$-

2	TOTAL LEASE NON-RENEWALS				262,588	$859	$1,077

Footnotes

(1)	Assumes twelve months rent from the later of 4/1/14 or lease commencement/extension.
(2)	Lease extension for 168,800 square feet; subsequent to 3/31/2014, tenant contracted space to 100,000 square feet.
(3)	Represents annual rent commencing January 2016, as lease provides 15 months free rent.
(4)	Excludes non-renewal space that was leased to new tenants.
(5)	Represents 2014 Cash and GAAP rents excluding termination payments, if any.
(6)	Tenant extended lease on 77,906 square feet.

17

LEXINGTON REALTY TRUST

Other Data

3/31/2014

($000)

Other Revenue Data

	GAAP Base Rent
	3 months ended
Asset Class	3/31/14 (1)	3/31/14 Percentage	3/31/13 Percentage
Long-Term Leases (2)	$41,894	40.2%	24.3%
Office	$39,497	37.9%	50.4%
Industrial	$13,222	12.7%	15.5%
Multi-tenant	$7,638	7.3%	7.3%
Retail/Specialty	$1,913	1.9%	2.5%
	$104,164	100.0%	100.0%

Long-Term Leases (2)	GAAP Base Rent
	3 months ended
	3/31/14 (1)	3/31/14 Percentage	3/31/13 Percentage
Office	$18,276	43.6%	61.6%
Land / Infrastructure	$13,741	32.8%	2.8%
Industrial	$9,179	21.9%	31.4%
Retail/Specialty	$698	1.7%	4.2%
	$41,894	100.0%	100.0%

Credit Ratings (3)	GAAP Base Rent
	3 months ended
	3/31/14 (1)	3/31/14 Percentage	3/31/13 Percentage
Investment Grade	$41,913	40.2%	48.8%
Non-Investment Grade	$12,187	11.7%	13.5%
Unrated	$50,064	48.1%	37.7%
	$104,164	100.0%	100.0%

Footnotes

(1)	Three months ended 3/31/2014 GAAP base rent recognized for consolidated properties owned as of 3/31/2014.
(2)	Long-term leases are defined as leases having a term of ten years or longer.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.

18

LEXINGTON REALTY TRUST

Other Data (Continued)

3/31/2014

($000)

Same-Store NOI (2)(3)	Three months ended March 31
	2014	2013
Total Base Rent	$94,507	$91,768
Tenant Reimbursements	7,971	7,601
Property Operating Expenses	(15,884)	(14,905)
Same-Store NOI	$86,594	$84,464

Change in Same-Store NOI	2.5%

Weighted-Average Lease Term - Cash Basis	As of 3/31/14	As of 3/31/13
	11.1 years	7.2 years

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2014 – remaining	$265,171	$303,667
2015	$347,167	$382,911
2016	$320,237	$351,718
2017	$289,068	$317,876
2018	$264,651	$292,868

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 3/31/2014.
(2)	NOI is on a consolidated cash basis.
(3)	Excludes properties acquired and sold from 4/1/2013 to 3/31/2014.

19

LEXINGTON REALTY TRUST

Top 20 Markets

3/31/2014

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 3/31/14 (1)
1	New York-Northern New Jersey-Long Island, NY-NJ-PA	14.8%
2	Dallas-Fort Worth-Arlington, TX	6.4%
3	Houston-Sugar Land-Baytown, TX	5.7%
4	Memphis, TN-MS-AR	3.8%
5	Baltimore-Towson, MD	3.8%
6	Kansas City, MO-KS	3.5%
7	Phoenix-Mesa-Scottsdale, AZ	3.5%
8	Orlando-Kissimmee, FL	3.4%
9	Boston-Cambridge-Quincy, MA-NH	3.3%
10	Los Angeles-Long Beach-Santa Ana, CA	2.5%
11	Chicago-Naperville-Joliet, IL-IN-WI	2.5%
12	Denver-Aurora, CO	2.1%
13	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1.9%
14	Columbus, OH	1.8%
15	San Jose-Sunnyvale-Santa Clara, CA	1.6%
16	Detroit-Warren-Livonia, MI	1.6%
17	Indianapolis-Carmel, IN	1.4%
18	Atlanta-Sandy Springs-Marietta, GA	1.3%
19	Richmond, VA	1.3%
20	San Antonio, TX	1.3%
	Total Top 20 Markets (3)	67.5%

Footnotes

(1)	Three months ended 3/31/2014 GAAP base rent recognized for consolidated properties owned as of 3/31/2014.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

20

LEXINGTON REALTY TRUST

Tenant Industry Diversification

3/31/2014

Industry Category	Percent of GAAP Base Rent as of 3/31/2014 (1) (2)
Service	20.1%
Finance/Insurance	11.4%
Technology	11.0%
Transportation/Logistics	7.7%
Automotive	7.3%
Energy	7.1%
Consumer Products	5.7%
Healthcare	5.6%
Telecommunications	4.1%
Construction/Materials	3.3%
Food	2.8%
Aerospace/Defense	2.7%
Media/Advertising	2.5%
Printing/Production	2.1%
Education	2.0%
Apparel	1.5%
Retail Department	1.3%
Retail Specialty	1.1%
Real Estate	0.8%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Three months ended 3/31/2014 GAAP base rent recognized for consolidated properties owned as of 3/31/2014.
(2)	Total shown may differ from detailed amounts due to rounding.

21

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

3/31/2014

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 3/31/2014 ($000) (1)	Percent of GAAP Base Rent as of 3/31/2014 ($000) (1) (2)
LG-39 Ground Tenant LLC - New York City land	1	0	0.0%	4,344	4.2%
FC-Canal Ground Tenant LLC - New York City land	1	0	0.0%	3,722	3.6%
AL-Stone Ground Tenant LLC - New York City land	1	0	0.0%	3,397	3.3%
Federal Express Corporation	3	787,829	1.9%	3,225	3.1%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	4.9%	2,485	2.4%
Bank of America, National Association	8	691,893	1.7%	2,458	2.4%
US Government	2	329,229	0.8%	2,374	2.3%
Invensys Systems, Inc. (Siebe, Inc.)	2	416,613	1.0%	2,367	2.3%
Baker Hughes, Inc.	2	619,885	1.5%	2,007	1.9%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.1%	1,848	1.8%
	29	5,374,931	12.9%	$28,227	27.1%

Footnotes

(1) Three months ended 3/31/2014 GAAP base rent recognized for consolidated properties owned as of 3/31/2014.

(2) Total shown may differ from detailed amounts due to rounding.

22

LEXINGTON REALTY TRUST

Select Credit Metrics

	3/31/2013		3/31/2014

Company FFO Payout Ratio	60.0%		58.9%

Unencumbered Assets (1)	$2.07 billion		$2.72 billion

Unencumbered NOI	41.8%		54.6%

(Debt + Preferred) / Gross Assets	41.2%		43.8%

Debt/Gross Assets	35.9%		41.9%

Market Cap Leverage	37.5%		44.4%

Secured Debt / Gross Assets	26.9%		23.1%

Net Debt / EBITDA	5.4	x	6.5	x

(Net Debt + Preferred) / EBITDA	6.3	x	6.8	x

Credit Facilities Availability	$542.4 million		$351.9 million

Development / Gross Assets	1.3%		1.6%

EBITDA / Revenue	85.4%		80.3%

EBITDA / (PrefDiv + Interest Expense)	3.0	x	3.6	x

(JV + Advisory Income) / Revenues	0.3%		0.3%

Footnotes

(1) Includes loans receivable.

23

LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

	2009		2010		2011		2012		2013

Company FFO Payout Ratio	49.6%		43.2%		48.5%		56.1%		60.3%

Unencumbered Assets (1)(2)	$1.36 billion		$1.49 billion		$1.15 billion		$1.76 billion		$2.59 billion

Unencumbered NOI (1)	21.0%		22.9%		25.9%		34.5%		55.3%

(Debt + Preferred) / Gross Assets	54.5%		49.4%		48.7%		46.6%		43.0%

Debt/Gross Assets	46.9%		41.5%		40.9%		41.1%		41.1%

Market Cap Leverage	65.3%		53.7%		52.5%		46.6%		45.4%

Secured Debt / Gross Assets (1)	36.8%		33.0%		31.9%		30.9%		23.9%

Net Debt / EBITDA	6.1	x	5.6	x	5.5	x	6.5	x	6.4	x

(Net Debt + Preferred) / EBITDA	7.1	x	6.7	x	6.6	x	7.3	x	6.7	x

Credit Facilities Availability	$96.6 million		$215.9 million		$294.3 million		$296.3 million		$443.4 million

Development / Gross Assets	0.3%		0.7%		0.9%		1.6%		1.6%

EBITDA / Revenue	81.4%		80.1%		77.0%		76.5%		74.4%

EBITDA / (PrefDiv + Interest Expense)	2.2	x	2.2	x	2.3	x	2.4	x	3.1	x

(JV + Advisory Income or (loss)) / Revenues	N/A		5.9%		8.5%		4.4%		0.5%

Capital Raised (Retired), net (millions):

Common equity, net	$20.0		$166.7		$99.7		$162.7		$434.9

Preferred equity, net	$0.0		$0.0		($15.5)		($70.0)		($155.0)

Unsecured debt, gross (1)	$46.0		$82.5		$0.0		$190.4		$443.3

Secured debt, gross	($291.9)		($305.3)		($121.3)		($198.3)		($128.1)

Property dispositions net proceeds	$113.1		$80.2		$124.0		$155.2		$75.5

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.

24

LEXINGTON REALTY TRUST

FINANCIAL COVENANTS (1)

Corporate Level Debt

Bank Loans:		Must be:	3/31/2014

	Maximum Leverage	< 60%	46.2%
	Interest Coverage	> 1.5X	3.5X
	Fixed Charge Coverage	> 1.4X	2.4X
	Recourse Secured Indebtedness Ratio	< 10% cap value	0%
	Secured Indebtedness Ratio	< 45%	25.4%
	Minimum Net Worth	> $2.1 billion	$2.7 billion
	Floating Rate Debt	< 35%	8.3%
	Unsecured Debt Service Coverage	> 2.0X	5.1X
	Borrowing Base Assets Leverage	< 60%	37.0%
	Restricted Payments	< $20 million	$1.1 million

	Permitted Investments:
A	Joint Venture Investments	< 25% cap value	1.4%
B	Raw Land	< 10% cap value	0.0%
C	Construction/Development in Process	< 15% cap value	5.0%
D	Notes Receivable	< 10% cap value	2.6%
E	Ground Leases	< 20% cap value	7.8%
	Sum of A through E	< 40% cap value	16.9%
	Sum of B through D	< 25% cap value	7.6%

Bonds:

	Debt to Total Assets	< 60%	42.4%
	Secured Debt to Total Assets	< 40%	23.3%
	Debt Service Coverage	> 1.5X	3.6X
	Unencumbered Assets to Unsecured Debt	> 150%	304.5%

Footnotes

(1) As defined in respective loan/bond agreements.

25

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

3/31/2014

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2014 ($000)	Percent of GAAP Base Rent as of 3/31/2014	Percent of GAAP Base Rent as of 3/31/2013
2014 - remaining	10	$3,527	3.7%	9.9%
2015	15	$4,747	4.9%	8.6%
2016	16	$5,843	6.1%	6.9%
2017	19	$6,432	6.7%	6.2%
2018	31	$6,556	6.8%	8.5%
2019	19	$7,031	7.3%	11.2%
2020	13	$5,019	5.2%	5.6%
2021	10	$5,275	5.5%	6.5%
2022	8	$3,147	3.3%	2.7%
2023	8	$6,343	6.6%	4.7%
2024 - Q1	1	$143	0.1%	0.2%
Thereafter	62	$41,894	43.7%	24.2%

Total (1)	212	$95,957	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

26

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

3/31/2014

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2014 ($000)	Percent of GAAP Base Rent as of 3/31/2014
2014 - remaining	40	$3,976	3.9%
2015	39	$5,196	5.1%
2016	32	$6,374	6.2%
2017	20	$6,448	6.3%
2018	35	$7,155	7.0%
2019	29	$7,829	7.7%
2020	16	$5,171	5.1%
2021	13	$6,856	6.7%
2022	8	$3,147	3.1%
2023	9	$6,343	6.2%
2024 - Q1	1	$143	0.1%
Thereafter	64	$43,528	42.6%

Total (1)	306	$102,166	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

27

LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

3/31/2014

	Office			Industrial			Retail/Specialty
Year	Net Rentable Area	Cash Rent as of 3/31/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 3/31/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 3/31/2014 ($000)	Annual Rent PSF (2)
2014 - remaining	753,085	$3,206	$17.03	723,800	$445	$2.46	29,119	$28	$3.85
2015	1,110,551	$7,119	$13.91	469,120	$489	$4.17	40,800	$47	$4.61
2016	1,053,285	$2,876	$10.92	2,819,594	$2,790	$3.96	43,123	$64	$5.94
2017	517,315	$2,089	$16.15	4,915,890	$4,397	$3.58	126,964	$241	$7.59
2018	1,184,778	$4,009	$13.54	1,530,121	$987	$2.58	1,003,350	$607	$4.02
2019	1,936,616	$6,477	$13.38	649,250	$630	$3.88	30,757	$46	$5.98
2020	854,249	$3,125	$14.63	1,249,216	$1,895	$6.07	-	$-	$-
2021	904,802	$3,806	$16.83	1,402,257	$1,475	$4.21	-	$-	$-
2022	741,671	$2,896	$15.62	257,849	$319	$4.95	-	$-	$-
2023	1,551,469	$6,172	$15.91	58,707	$37	$2.52	34,555	$40	$4.63
2024 - Q1	32,000	$132	$16.50	-	$-	$-	-	$-	$-
Thereafter	4,431,741	$23,500	$15.17	8,181,637	$10,383	$4.48	157,599	$682	$17.31
Total/Weighted Average (1)	15,071,562	$65,407	$14.72	22,257,441	$23,847	$4.07	1,466,267	$1,755	$5.88

	Multi-Tenant			Land / Infrastructure
Year	Net Rentable Area	Cash Rent as of 3/31/2014 ($000)	Annual Rent PSF (2)	Net Rentable Area (Acres)	Cash Rent as of 3/31/2014 ($000)	Annual Rent Per Acre ($000) (2)
2014 - remaining	187,940	$449	$9.56	-	$-	$-
2015	124,060	$472	$15.22	-	$-	$-
2016	143,635	$548	$15.26	-	$-	$-
2017	3,491	$16	$18.33	-	$-	$-
2018	118,137	$508	$17.20	-	$-	$-
2019	144,320	$802	$22.23	-	$-	$-
2020	89,303	$148	$6.63	-	$-	$-
2021	512,146	$1,670	$13.04	-	$-	$-
2022	-	$-	$-	-	$-	$-
2023	25,354	$-	$17.00	-	$-	$-
2024 - Q1	-	$-	$-	-	$-	$-
Thereafter	185,436	$1,568	$33.82	255.03	$5,554	$87.11
Total/Weighted Average (1)	1,533,822	$6,181	$16.12	255.03	$5,554	$87.11

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

(2) For properties acquired cash rents are annualized.

28

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 3/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2014 ($000) (2)	GAAP Base Rent as of 3/31/2014 ($000) (3)
LONG-TERM LEASE PROPERTIES
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	Industrial	972,625	384	361
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	Office	169,083	495	487
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	Office	169,218	709	506
	6/30/2024	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	Office	251,924	2,817	1,430
	9/30/2024	6277 Sea Harbor Dr.	Orlando	FL	—	Orlando/Orange County Convention & Visitor Bureau, Inc.	Office	44,752	0	247
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	Office	84,404	454	450
	11/30/2024	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	Office	77,906	337	402
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	Office	180,230	386	341
2025	1/31/2025	1401 Nolan Ryan Pkwy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	Office	111,409	0	375
	2/28/2025	1401 Nolan Ryan Pkwy.	Arlington	TX	—	Infotech Enterprises America, Inc. (Infotech Enterprises Limited)	Office	13,590	0	0
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	292,700	768	742
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	336,350	336	336
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	Office	111,911	319	309
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	424,904	422	422
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	211,598	302	302
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	167,770	134	134
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	539,592	710	710
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	Industrial	420,597	546	398
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	458,000	510	563
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	554,385	7,244	1,844
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation) / Aramark Corporation	Office	267,662	1,411	1,286
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	85,200	292	292
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	60,000	282	282
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	500,500	2,208	634
	3/31/2026	333 Mt. Hope Ave.	Rockaway	NJ	23	BASF Corporation / Atlantic Health System, Inc.	Office	92,326	561	531
		459 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	513,734	661	734
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	475,218	260	290
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	77,076	352	351
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	Industrial	222,200	144	144
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	646,000	518	541
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	241,977	267	287
		500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	68,693	261	317
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	104,807	395	434
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	159,000	267	250
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	98,849	437	498
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	Office	42,290	143	160
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	Office	150,000	487	625
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	169,585	1,394	1,523
	11/30/2027	1700 Millrace Dr.	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	80,011	407	518
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	264,598	195	203
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (Federal Express Corporation)	Industrial	140,330	1,193	1,284
	4/30/2028	9655 Maroon Circle	Englewood	CO	—	TriZetto Corporation	Office	166,912	275	971

29

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 3/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2014 ($000) (2)	GAAP Base Rent as of 3/31/2014 ($000) (3)
LONG-TERM LEASE PROPERTIES
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	35,459	162	162
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	Retail	45,064	168	185
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	282,000	1,187	1,063
		175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land	0	65	54
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	128,041	248	0
		3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	252,400	975	1,211
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	673,518	557	650
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land and Infrastructure	0	446	531
	10/31/2032	143 Diamond Avenue	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	Office	49,024	175	221
2033	10/31/2033	1001 Innovation Road	Rantoul	IL	—	Easton-Bell Sports, Inc.	Industrial	813,126	769	936
	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	Office	127,810	693	828
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	17,000	119	119
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	2,500	13	13
		2950 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	8,000	38	38
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	Office	12,622	53	53
2034	3/31/2034	854 Paragon Way	Rock Hill	SC	—	Physicians Choice Laboratory Services, LLC	Office	104,497	125	160
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Land and Infrastructure	132,449	1,322	1,693
2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land	0	1,208	3,722
		309-313 West 39th St.	New York	NY	—	LG-39 Ground Tenant LLC	Land	0	1,410	4,344
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land	0	1,103	3,397
N/A	Vacant	6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	47,100	0	0
		2050 Roanoke Rd.	Westlake	TX	—	(Available for Lease)	Office	52,384	0	0
		1401 Nolan Ryan Pkwy.	Arlington	TX	—	(Available for Lease)	Office	36,809	0	0
LONG TERM TOTAL/WEIGHTED AVERAGE						99.0% Leased		13,039,719	$40,119	$41,894

30

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2014 ($000) (2)	GAAP Base Rent as of 3/31/2014 ($000) (3)
OFFICE PROPERTIES
2014	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	101,111	428	407
	10/31/2014	700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	115,558	509	530
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	95,600	547	495
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	106,944	607	559
	12/31/2014	180 South Clinton St.	Rochester	NY	—	Frontier Corporation	226,000	758	757
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	107,872	357	344
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	187,163	290	355
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	68,165	269	273
	6/30/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	164,689	3,270	937
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	75,016	263	211
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	138,443	860	799
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes Incorporated	65,500	816	163
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	97,000	278	314
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,920	493	524
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	125,155	473	513
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	59	59
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas, Inc.	27,189	48	35
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	108,800	419	337
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	180,507	596	797
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	221,215	622	579
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	278,759	377	433
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	60,200	304	304
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	37,229	130	125
	11/30/2016	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International Inc.	166,575	428	422
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1,220	14	14
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	106,877	425	410
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	128,500	604	496
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	259	256
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	142,500	482	467
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	20	Capital One, National Association	68,118	305	295
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	78,895	253	289
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	36	36
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	184,000	240	467
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	856	851
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	171	168
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	123	127
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	78	32
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	316	221
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	8,070	56	53
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	151	151
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	320,198	1,260	1,268
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	20	Capital One Services, LLC	77,045	183	190
		2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	61,766	286	316
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	415	367
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	155,925	580	580
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	1,733	1,753
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	342	276
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	456	475

31

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2014 ($000) (2)	GAAP Base Rent as of 3/31/2014 ($000) (3)
OFFICE PROPERTIES
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	390,100	1,147	1,135
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	16	John Wiley & Sons, Inc.	137,652	555	567
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	350	286
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	50	50
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	24	24
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	50	50
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	28	28
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	100,632	333	291
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	22	22
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	19	19
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	91,879	353	388
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	20	20
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	193,000	868	856
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	581	561
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	179	193
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	132,981	360	362
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	50,076	208	210
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	136,617	307	385
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	347	287
	9/30/2020	9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	59,927	275	284
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	289,432	1,076	1,074
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	581	656
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	828	828
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	80,028	167	172
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	615	582
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	539	546
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	100,012	315	300
	3/14/2022	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	5	Office Suites Plus Properties, Inc. / The Weiss Group, LLC	18,400	69	12
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	95,133	389	423
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	137	137
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	504	466
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	52,337	425	415
		231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	1,057	1,059
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	176,402	551	540
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	247,254	785	738
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.) / Pacific Union Financial, LLC.	225,049	877	842
	6/30/2023	12600 Gateway Blvd.	Fort Myers	FL	—	Alta Resources Corp.	63,261	221	242
	7/1/2023	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	637,503	1,970	2,245
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	1,768	1,660
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	132	143
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operations	0	569	569
	Vacant	10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	3,764	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	5,315	0	0
		2550 Interstate Dr.	Harrisburg	PA	—	(Available for Lease)	27,584	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.7% Leased	10,676,484	$42,476	$39,497

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	Cash Rent as of 3/31/2014 ($000) (2)	GAAP Base Rent as of 3/31/2014 ($000) (3)
INDUSTRIAL PROPERTIES
2014	5/31/2014	191 Arrowhead Dr.	Hebron	OH	24	Owens Corning Insulating Systems, LLC	250,410	96	96
		200 Arrowhead Dr.	Hebron	OH	24	Owens Corning Insulating Systems, LLC	400,522	235	235
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA, Inc.	72,868	114	68
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	18,620	162	162
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	208	208
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	150,000	119	122
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	239	229
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Elsevier STM Inc. (Reed Elsevier Inc.)	559,258	916	857
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	127	196
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	344,700	314	322
	6/30/2016	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	196,946	197	203
	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	744,570	571	571
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	408,000	325	325
	12/31/2016	3686 South Central Ave.	Rockford	IL	7	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.) / Pierce Packaging Co.	93,000	101	79
2017	1/31/2017	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	847	847
		109 Stevens St.	Jacksonville	FL	22	Wagner Industries, Inc.	168,800	89	89
	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	398	424
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	633	513
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	330,988	304	291
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	280	272
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	296,972	680	649
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	345	369
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	488	479
		2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	333	343
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	337	336
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	256	256
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	210	174
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	184	184
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	630	653
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	850	850
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	300	238
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	339	320
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	107	100
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	299	373
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	126,213	207	188
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	423	453
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	507	437
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	338	339
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	319	335
2023	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	37	37
N/A	Vacant	3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased	14,108,483	$13,464	$13,222

33

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 3/31/2014 ($000) (2)	GAAP Base Rent as of 3/31/2014 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (8,14)
Various	Various	100 Light St.	Baltimore	MD	13	Multi-Tenant	249,472	476,459	95%	4,000	3,977	55,000
		101 East Erie St.	Chicago	IL	11	Multi-Tenant	56,548	230,704	0%	859	1,077	29,768
		140 East Shore Dr.	Glen Allen	VA	20	Multi-Tenant	7,389	75,646	94%	330	300	18,623
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	16,723	138,940	100%	688	678	0
		1501 Nolan Ryan Pkwy.	Arlington	TX	—	Multi-Tenant	8,943	74,739	0%	0	0	0
		200 Lucent Ln.	Cary	NC	20	Multi-Tenant	24,197	124,944	0%	0	0	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	12,300	61,245	46%	156	156	0
		2210 Enterprise Dr.	Florence	SC	—	Multi-Tenant	16,316	176,557	70%	426	421	0
		265 Lehigh St.	Allentown	PA	—	Multi-Tenant	2,920	71,055	0%	90	90	0
		2706 Media Center Dr.	Los Angeles	CA	—	Multi-Tenant	18,070	83,252	24%	58	58	9,942
		3165 McKelvey Rd.	Bridgeton	MO	—	Multi-Tenant	6,688	51,065	50%	0	101	0
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	21,721	95,065	76%	122	122	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	15,162	672,629	81%	453	448	0
		810 Gears Rd.	Houston	TX	21	Multi-Tenant	12,460	78,895	0%	0	0	0
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	16,978	77,459	73%	210	210	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						61.7% Leased		2,488,654		$7,392	$7,638	$113,333

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 3/31/2014

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2014 ($000) (2)	GAAP Base Rent as of 3/31/2014 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2014	10/31/2014	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, LLC / Crystal Food Services, LLC	29,119	28	36
2015	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	40,800	47	72
2016	5/31/2016	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	64	64
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	70,910	91	106
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	42,130	31	31
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	13,924	119	81
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	46,350	116	116
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	23,000	35	35
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	23000	41	41
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	40	42
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	19	19
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	53,820	93	93
		130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	59,000	115	244
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	48	48
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	94,970	11	82
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation	107,210	12	188
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	120,727	18	120
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	107,489	19	139
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	193,193	27	183
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	90,933	13	87
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	46	47
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34555	40	39
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						100% Leased	1,308,668	$1,073	$1,913

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.2% Leased	41,622,008	$104,524	$104,164

Footnotes

1	Square foot leased or available.
2	Three months ended 3/31/2014 cash rent.
3	Three months ended 3/31/2014 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Office Suites Plus Properties, Inc. lease expired 4/30/2014; however, The Weiss Group LLC lease expires 03/14/2022.
6	Lexington has a 71.1% interest in this property.
7	Jacobson Warehouse Company, Inc. lease expires 12/31/2014; however, new tenant (Pierce Packaging Co.) lease expires 12/31/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Property is classified as a capital lease for GAAP, accordingly $249 of income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $3.3 million in operating expenses, net for the three months ended 3/31/2014.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	RGN-Indianapolis I, LLC lease for 14,236 square feet expires 07/2024.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017.
20	Property sold subsequent to 3/31/14.
21	Subsequent to 3/31/2014, new 15-year lease entered into for 68,985 square feet.
22	Tenant contracted to 100,000 square feet subsequent to 3/31/2014.
23	32,068 square feet expires 9/30/2014.
24	Subsequent to 3/31/2014, lease extended to 5/31/2017.

35

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

3/31/2014

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Colorado Springs, CO	(i)	$9,942	6.250%	06/2014	$-	$9,942
Philadelphia, PA	(e)	43,750	5.060%	07/2014	978	43,520
Issaquah, WA	(b)	30,620	5.665%	12/2014	1,535	30,388
Canonsburg, PA	(b)	9,093	5.426%	12/2014	326	9,095
Chicago, IL	(b)	29,768	5.639%	01/2015	1,297	29,900
Greenville, SC		9,000	5.500%	01/2015	433	9,000
Carrollton, TX		12,263	5.530%	01/2015	800	12,022
Herndon, VA	(b)	10,621	5.885%	04/2015	888	10,359
Franklin, NC		258	8.500%	04/2015	271	-
Kalamazoo, MI		15,749	5.411%	05/2015	1,189	15,087
Glen Allen, VA	(b)(f)	18,623	5.377%	05/2015	1,292	18,321
Houston, TX		14,806	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		11,574	5.210%	05/2015	874	11,282
Indianapolis, IN		11,497	5.160%	05/2015	865	11,205
San Antonio, TX		11,429	5.340%	05/2015	875	11,167
Los Angeles, CA	(i)	10,281	5.110%	05/2015	750	9,760
Midlothian, VA		9,285	5.310%	05/2015	708	9,055
Harrisburg, PA		7,996	5.110%	05/2015	599	7,792
Knoxville, TN		6,827	5.310%	05/2015	520	6,658
McDonough, GA		11,616	5.212%	06/2015	836	11,349
Mission, TX		5,536	5.783%	06/2015	462	5,371
Carrollton, TX	(b)	19,058	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	12,858	4.990%	07/2015	978	12,484
Hopkinsville, KY		7,516	4.990%	07/2015	572	7,297
Dry Ridge, KY	(n)	3,148	4.990%	07/2015	240	3,057
Owensboro, KY	(n)	2,694	4.990%	07/2015	205	2,616
Elizabethtown, KY	(j)	2,418	4.990%	07/2015	184	2,348
Houston, TX	(b)	23,393	6.250%	09/2015	6,531	18,161
Houston, TX		2,778	8.036%	09/2015	798	2,203
Temple, TX		8,157	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,238	5.732%	03/2016	1,035	13,825
Omaha, NE		7,905	5.610%	04/2016	621	7,560
Bremerton, WA		6,112	6.090%	04/2016	494	5,479
Tempe, AZ		7,466	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,727	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,428	5.939%	07/2016	1,136	18,363
Rochester, NY		17,470	6.210%	08/2016	1,383	16,765
Glenwillow, OH		15,798	6.130%	09/2016	1,240	15,132
Plymouth, IN		6,003	6.315%	09/2016	497	5,723
Tomball, TX		9,009	6.063%	11/2016	683	8,041
Memphis, TN		3,665	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,703	5.722%	02/2017	696	9,309
Dubuque, IA		9,465	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,711	6.110%	11/2017	1,674	21,651
Lorain, OH	(b)	1,204	7.750%	07/2018	108	-
Manteca, CA	(b)	851	7.750%	07/2018	77	-
Watertown, NY	(b)	800	7.750%	07/2018	72	-
Lewisburg, WV	(b)	562	7.750%	07/2018	51	-
San Diego, CA	(b)	542	7.750%	07/2018	49	-
Galesburg, IL	(b)	478	7.750%	07/2018	43	-

36

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

3/31/2014

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Erwin, NY		8,585	5.910%	10/2018	728	6,637
Boston, MA		12,710	6.100%	12/2018	996	11,520
North Berwick, ME		7,116	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	35,152	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	16,761	5.883%	05/2019	1,268	15,182
Meridian, ID		10,054	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,149	5.749%	09/2019	1,344	16,338
Lenexa, KS		10,138	6.270%	12/2019	774	7,770
Boca Raton, FL		20,041	6.470%	02/2020	1,542	18,414
Oakland, ME		9,193	5.930%	10/2020	750	7,660
Lavonia, GA		8,202	5.460%	12/2020	741	5,895
Wall, NJ	(b)	20,874	6.250%	01/2021	3,312	-
Charleston, SC		7,340	5.850%	02/2021	520	6,632
Whippany, NJ		14,471	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Palo Alto, CA		57,176	3.970%	12/2023	7,059	-
Chester, SC		9,799	5.380%	08/2025	1,144	362
New York, NY	(o)	213,500	4.660%	01/2027	10,011	200,632
Lenexa, KS		39,483	3.700%	11/2027	3,027	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$1,163,835	5.276%	5.6	$85,166	$970,677

Corporate (k)
Revolving Loan		$42,000	1.303%	02/2017	$555	$42,000
Term Loan		250,000	2.442%	02/2018	6,190	250,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Convertible Notes	(m)(c)	26,186	6.000%	01/2030	1,571	26,186
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$952,306	3.751%	8.0	$35,930	$952,306
Total/Wtg. Avg./Years Remaining (l)		$2,116,141	4.590%	6.7	$121,096	$1,922,983

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes; discount of $1,244 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Lexington has an 80.5% interest in this property.
(f)	Property sold subsequent to 03/31/2014.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $2,232 excluded from balance.
(i)	Loan is in default as of 3/31/2014.
(j)	Properties are cross-collateralized.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(n)	Properties are cross-collateralized.
(o)	Loan is cross-collateralized on three properties.

37

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

3/31/2014

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$13,934	$5,574	5.240%	05/2015	$976	$13,673	$5,469
One Summit	7,573	$2,273	9.375%	10/2016	3,344	-	-
One Summit	5,180	$1,555	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	14,820	$2,223	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	14,975	$3,744	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	$2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$75,273	$18,188	5.64%	2.8	$9,115	$60,214	$13,827

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

38

LEXINGTON REALTY TRUST

Debt Maturity Schedule

3/31/2014

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2014	$16,662	$92,945	$-
2015	$25,942	$274,535	$-
2016	$20,095	$129,868	$-
2017	$20,366	$68,669	$68,186
2018	$19,607	$18,157	$250,000
	$102,672	$584,174	$318,186

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2014	$1,158	$-
2015	$1,608	$5,469
2016	$1,477	$-
2017	$94	$2,097
2018	$21	$6,261
	$4,358	$13,827

39

LEXINGTON REALTY TRUST

2014 Mortgage Maturities by Property Type

3/31/2014

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2014 ($000)	GAAP Base Rent as of 3/31/2014 ($000)
Office	1110 Bayfield Dr. (2)	Colorado Springs	CO	166,575	$9,942	06/2014	11/2016	$19,579	$428	$422
	1701 Market St. (3)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$73,108	$1,715	$1,710
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,419	$1,154	$1,054
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,741	$357	$344

	Total 2014 Mortgage Maturities			781,028	$92,945			$159,847	$3,654	$3,530

Footnotes

(1) Represents GAAP capitalized costs as of March 31, 2014.

(2) Loan is in default as of March 31, 2014.

(3) Lexington has an 80.5% interest in the property and amounts include parking operations.

40

LEXINGTON REALTY TRUST

2015 Mortgage Maturities by Property Type

3/31/2014

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2014 ($000)	GAAP Base Rent as of 3/31/2014 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	Vacant	$56,548	$859	$1,077
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,714	$248	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$504	$466
	13775 McLearen Rd.	Herndon	VA	136,617	$10,359	04/2015	07/2020	$25,636	$307	$385
	10475 Crosspoint Blvd.	Indianapolis	IN	141,416	$11,205	05/2015	Various	$23,213	$555	$567
	100, 120, 140 East Shore Dr.	Glen Allen	VA	220,809	$18,321	05/2015	Various	$21,568	$818	$785
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,999	$581	$656
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2024	$12,914	$454	$450
	2550 Interstate Dr.	Harrisburg	PA	89,350	$7,792	05/2015	Vacant / 2018	$15,272	$286	$316
	2706 Media Center Dr. (3)	Los Angeles	CA	83,252	$9,760	05/2015	Vacant / 2015	$18,070	$58	$58
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	12/2021	$16,610	$539	$546
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	2014/2026	$29,334	$561	$531
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$482	$467
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,369	$428	$407
	2500 Patrick Henry Pkwy.	McDonough	GA	111,911	$11,349	06/2015	06/2025	$16,000	$319	$309
	3711 San Gabriel	Mission	TX	75,016	$5,371	06/2015	06/2015	$7,600	$263	$211
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$860	$799
	2529 West Thorne Dr.	Houston	TX	65,500	$2,203	09/2015	09/2015	$5,400	$816	$163
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2025	$78,887	$7,244	$1,844
Industrial	324 Industrial Park Rd.	Franklin	NC	72,868	$-	04/2015	12/2014	$2,300	$114	$68
	6938 Elm Valley Dr.	Kalamazoo	MI	150,945	$15,087	05/2015	10/2021	$21,970	$507	$437
	10000 Business Blvd.	Dry Ridge	KY	336,350	$3,057	07/2015	06/2025	$15,227	$336	$336
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,297	07/2015	06/2025	$19,066	$422	$422
	4010 Airpark Dr.	Owensboro	KY	211,598	$2,616	07/2015	06/2025	$13,598	$302	$302
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,348	07/2015	06/2025	$6,055	$134	$134
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$12,484	07/2015	06/2025	$32,222	$710	$710

	Total 2015 Mortgage Maturities			4,687,083	$274,535			$571,390	$18,707	$12,446

Footnotes

(1) Represents GAAP capitalized costs as of March 31, 2014.

(2) Property is classified as a capital lease for GAAP, accordingly $249 of GAAP income is included in non-operating income.

(3) Loan is in default as of March 31, 2014.

41

LEXINGTON REALTY TRUST

2016 Mortgage Maturities by Property Type

3/31/2014

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2014 ($000)	GAAP Base Rent as of 3/31/2014 ($000)
Office	1600 Eberhardt Rd.	Temple	TX	108,800	$7,463	01/2016	01/2016	$12,209	$419	$337
	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$8,184	$509	$530
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$292	$292
	1400 Northeast McWilliams Rd.	Bremerton	WA	60,200	$5,479	04/2016	07/2016	$9,906	$304	$304
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$282	$282
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2018/2019	$17,388	$389	$424
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$596	$797
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$5,568	$758	$757
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$661	$734
	2935 Van Vactor Dr.	Plymouth	IN	300,500	$5,723	09/2016	06/2015	$9,200	$208	$208
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$510	$563
Specialty	25500 State Hwy. 249	Tomball	TX	77,076	$8,041	11/2016	08/2026	$15,776	$352	$351

	Total 2016 Mortgage Maturities			2,284,989	$129,868			$190,424	$5,280	$5,579

Footnotes

(1) Represents GAAP capitalized cost at March 31, 2014.

42

LEXINGTON REALTY TRUST

2017 Mortgage Maturities by Property Type

3/31/2014

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2014 ($000)	GAAP Base Rent as of 3/31/2014 ($000)
Office	104 & 110 South Front St.	Memphis	TN	37,229	$3,484	01/2017	10/2016	$5,586	$130	$125
	9200 South Park Center Loop	Orlando	FL	59,927	$9,309	02/2017	09/2020	$14,925	$275	$284
	500 Kinetic Drive	Huntington	WV	68,693	$6,500	02/2017	11/2026	$11,213	$261	$317
Industrial	7500 Chavenelle Rd.	Dubuque	IA	330,988	$8,725	06/2017	06/2017	$11,660	$304	$291
	5001 Greenwood Rd.	Shreveport	LA	646,000	$19,000	07/2017	10/2026	$26,678	$518	$541
	1420 Greenwood Rd.	McDonough	GA	296,972	$21,651	11/2017	10/2017	$30,897	$680	$649

	Total 2017 Mortgage Maturities			1,439,809	$68,669			$100,959	$2,168	$2,207

Footnotes

(1) Represents GAAP capitalized cost at March 31, 2014.

43

LEXINGTON REALTY TRUST

2018 Mortgage Maturities by Property Type

3/31/2014

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2014 ($000)	GAAP Base Rent as of 3/31/2014 ($000)
Office	147 Milk St.	Boston	MA	52,337	$11,520	12/2018	12/2022	$21,387	$425	$415
Industrial	736 Addison Rd.	Erwin	NY	408,000	$6,637	10/2018	11/2016	$14,488	$325	$325
Retail	1150 West Carl Sandburg Dr.	Galesburg	IL	94,970	$-	07/2018	12/2018	$2,884	$11	$82
	12080 Carmel Mountain Rd.	San Diego	CA	107,210	$-	07/2018	12/2018	$5,463	$12	$188
	21082 Pioneer Plaza Dr.	Watertown	NY	120,727	$-	07/2018	12/2018	$5,316	$18	$120
	255 Northgate Dr.	Manteca	CA	107,489	$-	07/2018	12/2018	$6,509	$19	$139
	5350 Leavitt Rd.	Lorain	OH	193,193	$-	07/2018	12/2018	$8,513	$27	$183
	97 Seneca Trail	Fairlea	WV	90,933	$-	07/2018	12/2018	$3,360	$13	$87

	Total 2018 Mortgage Maturities			1,174,859	$18,157			$67,920	$850	$1,539

Footnotes

(1) Represents GAAP capitalized cost at March 31, 2014.

44

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

3/31/2014

Collateral			Loan Balance	Interest	Maturity	Current Estimated Annual Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)	Rate	Date	($000)(2)	($000)	($000)
Office	Norwalk (3)	CT	$31,332	7.50%	11/2014	$816	$31,332	$-
	Southfield	MI	$6,412	4.55%	02/2015	$983	$5,810	$-
	Westmont (4)	IL	$12,512	6.45%	10/2015	$2,090	$25,731	$4,285
Retail	Austin	TX	$2,486	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,138	8.00%	02/2021	$219	$-	$-
	Various	Various	$519	8.00%	12/2021	$94	$-	$-
	Various	Various	$662	8.00%	03/2022	$112	$-	$-
Charter School	Homestead (5)	FL	$10,325	7.50%	08/2014	$318	$10,325	$-
Hospital	Kennewick (6)	WA	$55,412	9.00%	05/2022	$-	$55,412	$-
	Total Mortgage Loans Receivable		$120,798			$4,632	$133,714	$4,285

Footnotes

(1) Includes accrued interest receivable, loan losses, and net origination fees.

(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3) Lexington is committed to lend up to a maximum of $32.6 million.

(4) Escrow balance includes $2.5 million in a collateral securities account maintained by the borrower. Tenant in property terminated the lease effective 11/30/2013 for a termination payment of $1.3 million. Borrower is delinquent on debt service payments. Loan balance includes $13.9 million loan loss.

(5) Lexington is committed to lend up to approximately $10.7 million.

(6) Lexington is committed to lend up to a maximum of $85.0 million. During construction advances accrue interest at 6.5% per annum.

45

LEXINGTON REALTY TRUST

Partnership Interests

Three months ended March 31, 2014

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$207
Interest expense	$126
Depreciation and amortization	$180

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$1,311
Interest expense	$259

Footnotes

(1) Excludes discontinued operations and OP unit noncontrolling interests.

46

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

3/31/2014

($000)

Balance Sheet

Other assets	$37,718

The components of other assets are:

Deposits	$316
Investments- capital lease	10,714
Equipment	306
Prepaids	4,212
Other receivables	781
Deferred tax asset	106
Deferred lease incentives	17,219
Interest rate swap derivative asset	3,927
Other	137

Accounts payable and other liabilities	$33,423

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$11,750
CIP accruals and other	2,152
Taxes	1,040
Deferred lease and loan costs	10,240
Subordinated notes	2,601
Deposits	1,534
Escrows	2,180
Transaction / build-to-suit costs	1,926

Income Statement - Three months ended March 31, 2014

Non-cash interest expense, net	$570

47

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll

Executive Vice President and Chief Financial Officer

Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

48